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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


     WHEREAS, BURLINGTON NORTHERN SANTA FE CORPORATION, a Delaware corporation (the "Company"), will file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its Annual Report on Form 10-K for the fiscal year ended December 31, 1997; and

     WHEREAS, the undersigned serve the Company in the capacity indicated;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints DENIS E. SPRINGER and JEFFREY R. MORELAND, his or her attorney with full power to act for him or her in his or her name, place and stead, to sign his or her name in the capacity set forth below, to the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1997, and to any and all amendments to such Annual Report on Form 10-K, and hereby ratifies and confirms all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, this Power of Attorney has been executed by the undersigned this 19th day of March, 1998.
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
/s/ JOSEPH F. ALIBRANDI                       /s/ JACK S. BLANTON
-----------------------------                 ----------------------------
Joseph F. Alibrandi, Director                 Jack S. Blanton, Director


/s/ JOHN J. BURNS                             /s/ DANIEL J. EVANS
-----------------------------                 ----------------------------
John J. Burns, Director                       Daniel J. Evans, Director


/s/ GEORGE DEUKMEJIAN                         /s/ BILL M. LINDIG
-----------------------------                 ----------------------------
George Deukmejian, Director                   Bill M. Lindig, Director


/s/ ROBERT D. KREBS                           /s/ ROY S. ROBERTS
-----------------------------                 ----------------------------
Robert D. Krebs, Chairman, President and      Roy S. Roberts, Director
Chief Executive Officer, and Director


/s/ VILMA S. MARTINEZ
-----------------------------                 ----------------------------
Vilma S. Martinez, Director                   Arnold R. Weber, Director


/s/ MARC J. SHAPIRO                           /s/ ROBERT H. WEST
-----------------------------                 ----------------------------
Marc J. Shapiro, Director                     Robert H. West, Director


/s/ J. STEVEN WHISLER                         /s/ EDWARD E. WHITACRE, JR.
-----------------------------                 ----------------------------
J. Steven Whisler, Director                   Edward E. Whitacre, Jr., Director


/s/ RONALD B. WOODARD                         /s/ MICHAEL B. YANNEY
-----------------------------                 ----------------------------
Ronald B. Woodard, Director                   Michael B. Yanney, Director
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